UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN REAL ESTATE INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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AMERICAN REAL ESTATE INCOME FUND

405 Park Avenue, 14th Floor, New York, New York 10022

October 6, 2015

Dear American Real Estate Income Fund Shareholder:

You are cordially invited to attend two Special Meetings of Shareholders (the “Meetings”) of American Real Estate Income Fund (the “Fund”) to be held on October 30, 2015 at The Core Club, located at 66 E. 55th Street, New York, New York 10022. The first meeting will commence at 1:00 p.m., Eastern Time (the “First Meeting”), and the second meeting will commence at 1:30 p.m., Eastern Time (the “Second Meeting”).

The Meetings are being held to seek shareholder approval of two proposals (the “Proposals”) related to the Fund. At the First Meeting, shareholders are being asked to approve a new sub-advisory agreement. At the Second Meeting, shareholders are being asked to approve the election of one Trustee to the Board of Trustees (the “Board”). Each Proposal is discussed below and in the accompanying Proxy Statement for both Meetings.

First Meeting

AR Capital, LLC (“ARC”), the parent of our sub-adviser and one of our control persons has entered into a transaction agreement (the “Transaction Agreement”) with AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH”), and an affiliate of Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”), and a newly formed entity, AR Global Investments, LLC, a Delaware limited liability company (“AR Global”). The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its direct and indirect subsidiaries, which includes National Fund Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”)). Following the consummation of the transactions contemplated by the Transaction Agreement (collectively, the “Transaction”), AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. Thus, the transaction will constitute an indirect sale of a controlling block of the stock of the Sub-Adviser and result in the assignment and subsequent termination of the Fund’s existing sub-advisory agreement (the “Existing Sub-Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”).

Apollo has informed the Fund that no changes are planned to the management or operations of the Fund. However, the Transaction will cause the automatic termination of the Fund’s Existing Sub-Advisory Agreement in accordance with its terms and the 1940 Act. At the First Meeting, shareholders will be asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) to avoid any disruption to the management of the Fund.

At the First Meeting, all shareholders of record will be asked to approve the New Sub-Advisory Agreement between the Fund, the Sub-Adviser, and SEL Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), which contains terms that are identical to the Fund’s Existing Sub-Advisory Agreement. Importantly, the New Sub-Advisory Agreement will not result in any increase in shareholder fees or expenses.

Second Meeting

At the Second Meeting, the shareholders of the Fund are being asked to elect one Trustee nominee named in the Proxy Statement to the Board to hold office indefinitely and until his successor has been elected and qualified or until his earlier death, retirement, resignation or removal. If approved by a plurality of the votes cast in the election of the Fund’s Trustee, the Fund’s Board would consist of two non-interested Trustees and one interested Trustee.

Further details regarding the business to be conducted at the Meetings are more fully described in the accompany Notices of Special Meetings and Proxy Statement.

It is important that your shares be represented at the Meetings. If you are unable to attend the Meetings, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the Internet. Your vote is important.

Sincerely yours,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
President, Treasurer, Chairman and Trustee
American Real Estate Income Fund

Important Notice Regarding the Availability of Proxy Materials
for the Meetings of Shareholders To Be Held on October 30, 2015
This Proxy Statement and our 2014 Annual Report are available at:
www.2voteproxy.com/arc.

The following information applicable to the Meetings may be found in the Proxy Statement and accompanying proxy cards:

•	The date, time and location of the Meetings;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the Meetings and voting in person.

AMERICAN REAL ESTATE INCOME FUND

405 Park Avenue, 14th Floor, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2015

To the Shareholders of American Real Estate Income Fund:

Notice is hereby given that American Real Estate Income Fund, a closed-end management investment company organized as a Delaware statutory trust that is operated as an interval fund, will hold the first of two Special Meetings of Shareholders on October 30, 2015, beginning at 1:00 p.m., Eastern Time (the “First Meeting”), at The Core Club, located at 66 E. 55th Street, New York, New York 10022. At the First Meeting, shareholders will be asked to consider and vote upon the Proposal set forth below, as more fully described in the attached Proxy Statement.

Proposal No.	Proposal	Recommendation of the Board of Trustees
1	To approve a new sub-advisory agreement between American Real Estate Income Fund, National Fund Advisors, LLC and SEL Asset Management, LLC. No increase in shareholder fees or expenses is being proposed.	FOR

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

The proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the First Meeting if you were a shareholder of record at the close of business on October 2, 2015. Whether or not you expect to be present in person at the First Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.2voteproxy.com/arc, as indicated on the proxy card. Instructions are shown on the proxy card. In the event that a quorum to transact business is not present, the vote required to approve the foregoing Proposal is not obtained at the First Meeting, or such other reason as determined by the Chairman of the Meeting, the Chairman of the Meeting may approve and/or propose one or more adjournments of the First Meeting in accordance with applicable law to permit further solicitation of proxies.

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

New York, New York
October 6, 2015

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE FIRST MEETING, YOU STILL MAY ATTEND THE FIRST MEETING AND VOTE YOUR SHARES IN PERSON.

AMERICAN REAL ESTATE INCOME FUND

405 Park Avenue, 14th Floor, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2015

To the Shareholders of American Real Estate Income Fund:

Notice is hereby given that American Real Estate Income Fund, a closed-end management investment company organized as a Delaware statutory trust that is operated as an interval fund, will hold the second of two Special Meetings of Shareholders on October 30, 2015, beginning at 1:30 p.m., Eastern Time (the “Second Meeting”), at The Core Club, located at 66 E. 55th Street, New York, New York 10022. At the Second Meeting, shareholders will be asked to consider and vote upon the Proposal set forth below, as more fully described in the attached Proxy Statement.

Proposal No.	Proposal	Recommendation of the Board of Trustees
2	To elect Edward M. Weil, Jr. to the Board of Trustees of American Real Estate Income Fund for an indefinite term and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.	FOR

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

The proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the Second Meeting if you were a shareholder of record at the close of business on October 2, 2015. Whether or not you expect to be present in person at the Second Meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website of our proxy tabulator at www.2voteproxy.com/arc, as indicated on the proxy card. Instructions are shown on the proxy card. In the event that a quorum to transact business is not present, the vote required to approve the foregoing Proposal is not obtained at the Second Meeting, or such other reason as determined by the Chairman of the Meeting, the Chairman of the Meeting may approve and/or propose one or more adjournments of the Second Meeting in accordance with applicable law to permit further solicitation of proxies.

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

October 6, 2015
New York, New York

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, VOTE YOUR SHARES BY TELEPHONE, OR VOTE VIA THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE SECOND MEETING, YOU STILL MAY ATTEND THE SECOND MEETING AND VOTE YOUR SHARES IN PERSON.

AMERICAN REAL ESTATE INCOME FUND
405 Park Avenue, 14th Floor
New York, New York 10022

PROXY STATEMENT

It is expected that this proxy statement (this “Proxy Statement”) and the accompanying materials will be mailed to shareholders on or about October 9, 2015.

The accompanying proxy cards, mailed together with this Proxy Statement, are solicited by and on behalf of the Board of Trustees (the “Board”) of American Real Estate Income Fund, a closed-end management investment company organized as a Delaware statutory trust that is operated as an interval fund (the “Fund”), for use at two Special Meetings of Shareholders (the “Meetings”) and at any postponements or adjournments thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Fund, and references in this Proxy Statement to “you” refer to the shareholders of the Fund. The mailing address of our principal executive offices is 405 Park Avenue, 14th Floor, New York, New York 10022.

The Board has fixed the close of business of the New York Stock Exchange (the “NYSE”) on October 2, 2015 (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote, at the Meetings. You are entitled to vote at the Meetings and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund on the Record Date.

At a Board meeting held on August 25, 2015, the Board unanimously approved and recommended that you vote “FOR” the Proposal summarized below.

Proposal No.	Proposal	Recommendation of the Board
1	To approve a new sub-advisory agreement between the Fund, National Fund Advisors, LLC and SEL Asset Management, LLC. No increase in shareholder fees or expenses is being proposed.	FOR

At a Board meeting held on September 4, 2015, the Board unanimously approved and recommended that you vote “FOR” the Proposal summarized below.

Proposal No.	Proposal	Recommendation of the Board
2	To elect Edward M. Weil, Jr. to the Board of the Fund for an indefinite term and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.	FOR

Whether you expect to be personally present at the Meetings or not, we encourage you to authorize a vote by proxy. You can do this in one of three ways. First, you may complete, date, sign and return the accompanying proxy cards using the enclosed postage prepaid envelope. Second, you may call the telephone number listed on your proxy cards. Third, you may visit the website listed on your proxy cards. By authorizing a vote by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted “FOR” each applicable Proposal, and in accordance with the discretion of the persons named as proxies on the enclosed proxy cards on such other matters that properly may come before the Meetings.

Any shareholder authorizing a proxy may revoke it before it is exercised at the Meetings by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meetings and voting in person. A prior proxy can also be revoked by submitting a subsequent proxy authorization through the website or telephone number listed on your proxy cards. If not so revoked, the shares represented by the proxy will be voted at the Meetings and at any adjournments or postponements of the Meetings. Attendance by a shareholder at the Meetings does not in itself revoke a proxy.

The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet or oral communication by certain officers and employees of National Fund Advisors, LLC (the “Sub-Adviser”), or an affiliate thereof, who will not be paid additional compensation for these services, and/or by Boston Financial Data Services, Inc. (“BFDS”), a professional proxy solicitor. The expenses of the

Meetings, including the cost of the proxy solicitor, are described below and will be shared by the Sub-Adviser and Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”). Brokers and other nominees may also be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

This Proxy Statement should be kept for future reference. The Fund’s most recent Annual Report and Semi-Annual Reports, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of an Annual Report or Semi-Annual Report free of charge, contact the Fund at 405 Park Avenue, 14th Floor, New York, New York 10022, telephone number (212) 415-6500, or BFDS, the Fund’s proxy tabulator (telephone number 1-855-800-9422). Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Important Notice Regarding the Availability of Proxy Materials
for the Meetings To Be Held on Friday, October 30, 2015

This Proxy Statement and the Notices of Special Meeting are available at: www.2voteproxy.com/arc.

American Real Estate Income Fund

i

ii

GENERAL INFORMATION ABOUT THE MEETINGS AND VOTING

Q1.	What is the date of the Meetings and where will they be held?
A.	The Meetings will be held on Friday, October 30, 2015, at The Core Club, located at 66 E. 55th Street, New York, New York 10022. The first Special Meeting will commence at 1:00 p.m., Eastern Time (the “First Meeting”), and the second Special Meeting will commence at 1:30 p.m., Eastern Time (the “Second Meeting”).
Q2.	What will I be voting on at the Meetings?
A.	At the First Meeting, you will be asked to:
1.	Approve the New Sub-Advisory Agreement (as defined below).

At the Second Meeting, you will be asked to:

2.	Elect one Trustee to the Board to hold office indefinitely and until his successor has been elected and qualified or until his earlier death, retirement, resignation or removal.

No other matter may be considered at the Meetings other than the matters set forth above.

Q3.	What are the transactions?
A.	AR Capital, LLC (“ARC”), the parent of our sub-adviser and one of our control persons, has entered into a transaction agreement (the “Transaction Agreement”) with AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH”), an affiliate of Apollo, and a newly formed entity, AR Global Investments, LLC, a Delaware limited liability company (“AR Global”). The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its direct and indirect subsidiaries, which include the Sub-Adviser). Following the consummation of the transactions contemplated by the Transaction Agreement (collectively, the “Transaction”), AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. Thus, the Transaction will constitute an indirect sale of a controlling block of the stock of the Sub-Adviser and result in the assignment and subsequent termination of the existing investment sub-advisory agreement between the Fund, SEL Asset Management LLC, our adviser (the “Adviser”) and the Sub-Adviser (the “Existing Sub-Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). The shareholders of the Fund are being asked to vote to approve a new sub-advisory agreement between the Fund, the Adviser and the Sub-Adviser (the “New Sub-Advisory Agreement”) and to elect one Trustee nominee. As described in this Proxy Statement, all material terms of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement, including the investment advisory fees, will remain unchanged.
Q4.	What are the benefits of the Transaction to the Fund and its shareholders?
A:	In evaluating the New Sub-Advisory Agreement, the Board requested and received an extensive set of materials regarding Apollo and its affiliates, including the Sub-Adviser. With respect to Apollo’s platform, the Board considered the following:
•	Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world.
•	The firm maintains a value-oriented investment strategy across its three business segments, including private equity, credit and real estate, with significant distressed expertise.
•	As of June 30, 2015, Apollo had total asset under management (AUM) of $163 billion, including approximately $39 billion in private equity, $11 billion in real estate and $113 billion in credit (performing and non-performing loans, distressed debt, mezzanine debt, senior bank loans, structured credit and other value-oriented fixed income products).

The Board discussed Apollo’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Fund and its shareholders:

•	Apollo manages approximately $5 billion of funds registered or otherwise regulated under 1940 Act and has extensive experience and knowledge with the intricacies of managing these vehicles.
•	Apollo is familiar with buy-side investment and sell-side analyst communities.
•	As a leading global alternative asset manager, the Apollo platform as a whole interfaces extensively with capital markets and trading desks, which offers opportunities with regard to potential transactions and the ability to gain competitive pricing from underwriters and lenders and access to an array of financing options on preferable terms.
•	Beyond regular-way loan and debt investments, Apollo is often offered access to various strategic activities, including partnerships with leading origination platforms and acquisition opportunities.
•	Apollo’s success as a leading private equity and credit manager strengthens its ability to attract human capital.
•	The Sub-Adviser will have access to the accounting, finance, legal and compliance resources of Apollo’s larger platform.
•	Over the longer term, the Sub-Adviser believes that the Transaction has the potential to benefit the Fund through access to Apollo’s expertise as a leading global alternative investment manager. In addition, Apollo will evaluate and seek opportunities to enhance the Sub-Adviser’s investment process, including the ways in which the investment process of Apollo and its investment adviser affiliates may supplement the Sub-Adviser’s process.
Q5.	What are the conditions of the Transaction?
A.	The consummation of the Transaction is subject to certain terms and conditions that must be met or waived, including, among others: (i) approval of the New Sub-Advisory Agreement by the Fund’s shareholders; (ii) 75% of the Board not being “interested persons” as such term is defined in the 1940 Act; and (iii) the receipt of required regulatory and other approvals. If each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place as soon as practicable after the Meetings. If each of the terms and conditions is not satisified or waived, the Transaction will not close.
Q6:	Are there any additional conditions associated with the Transaction?
A.	Yes. The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
•	First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser (non-interested Trustees are referred to in this Proxy Statement as “Independent Trustees”). The Board intends to meet this requirement by appointing a new Independent Trustee after Mr. Weil is elected by the Fund’s shareholders at the Second Meeting.
•	Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Sub-Adviser and Apollo will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct relevant aspects of their respective businesses in compliance with the conditions of Section 15(f). This includes refraining from proposing any increase in the investment advisory fees paid by the Fund to the Sub-Adviser.
Q7.	How does the Board recommend that I vote with respect to the proposal to approve the New Sub-Advisory Agreement?
A.	In evaluating the New Sub-Advisory Agreement, the Board reviewed certain materials furnished separately by the Sub-Adviser, Apollo and its affiliates. The Board discussed the philosophy of management, historical performance, and methods of operations, and believes the Transaction and the New Sub-Advisory Agreement are in the best interests of the Fund and its shareholders. Accordingly, after careful consideration, the Board unanimously recommends that you vote “FOR” the proposal to approve the New Sub-Advisory Agreement.
Q8.	Will the Fund bear the costs associated with the Transaction or the Meetings?
A.	No. The costs associated with the Transaction and the Meetings will be borne by the owners of the Sub-Adviser and Apollo, including the cost of any proxy solicitor.
Q9.	Why am I being asked to vote on the election of Edward M. Weil, Jr. to the Board?
A.	Pursuant to Section 15(f)(1) of the 1940 Act, an investment adviser to an investment company may receive any amount or benefit in connection with a sale of securities or a controlling interest in the investment adviser, so long as at least 75% of the directors of the investment company are composed of persons who are not “interested persons” of such investment adviser for a period of three years following the consummation of a transaction.

Since September 17, 2014, the Board has been operating as a three-member board. On September 4, 2015, John H. Grady, the Fund’s President, Treasurer and Secretary, who had previously been appointed as a Trustee of the Fund and as Chairman of the Board, resigned from the Board. On that day, the Board appointed Edward M. Weil, Jr. to fill the vacancy created by Mr. Grady’s resignation. Since Mr. Weil is an interested person, the Board intends to increase the size of the Board to four seats and has commenced a search for a new candidate who is not an “interested person” to satisfy the 75% requirement under Section 15(f) of the 1940 Act. You are being asked to elect Mr. Weil to the Board to preserve the Board’s ability to appoint one or more new Trustees in the future to the extent permitted by the 1940 Act without the expense of conducting additional shareholder meetings.

Q10.	Who can vote at the Meetings?
A.	The Record Date for the determination of holders of shares of beneficial interest, no par value, entitled to notice of and to vote at the Meetings, or any postponements or adjournments of the Meetings, is the close of business on the NYSE on October 2, 2015. As of the Record Date, 543,672.28 shares of beneficial interest were issued and outstanding and entitled to vote at the Meetings.
Q11.	How do I vote by proxy and how many votes do I have?
A.	If you properly sign and date the accompanying proxy card, and the Fund receives it in time for the Meetings, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board. You may also vote your shares by calling toll free at 1-800-830-3542 or through the Internet website of our proxy tabulator at www.2voteproxy.com/arc, as indicated on the proxy card.

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy tabulator, BFDS, who will coordinate proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, from our proxy tabulator and will have the opportunity to vote via the Internet or by telephone through our proxy tabulator.

Each share of beneficial interest owned on the Record Date entitles the holder to one vote, and each fractional share of beneficial interest entitles the holder to a fractional vote, on each matter considered at the Meetings or any postponements or adjournments thereof. The enclosed proxy card shows the number of shares of beneficial interest you are entitled to vote.

Q12.	How will proxies be voted?
A.	Shares represented by valid proxies will be voted at the Meetings in accordance with the directions given. If the enclosed proxy cards are signed and returned without any directions given, the shares will be voted “FOR” the approval of the New Sub-Advisory Agreement and “FOR” the nominee for the Board.

No other business will be presented at the Meetings other than as set forth in the attached Notices of Special Meeting of Shareholders.

Q13.	How can I change my vote or revoke a proxy?
A.	You may revoke your proxy at any time prior to the voting thereof by (i) submitting a later-dated proxy either by telephone, via the Internet or in the mail to our proxy solicitor at the following address: Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169; or (ii) by attending the Meetings and voting in person. No written revocation of your proxy shall be effective, however, unless and until it is received at or prior to the Meetings.
Q14.	What vote is required to approve each item?
A.	Proposal 1: Pursuant to the 1940 Act, approval of the New Sub-Advisory Agreement requires the affirmative vote by a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each share of beneficial interest (and a proportionate fractional vote for each fraction of a share of beneficial interest).

Proposal 2:  The Trustee will be elected by a plurality of all votes cast in the election at the Second Meeting. For purposes of the Trustee election, abstentions and any failures to vote will not have an effect on the outcome of the proposal.

Q15.	What constitutes a “quorum”?
A.	The presence at the Meetings, in person or represented by proxy, of shareholders entitled to cast at least 33 1/3% of all the votes entitled to be cast at the Meetings constitutes a quorum. Abstentions will be counted as present for the purpose of establishing a quorum.
Q16.	What does it mean if I receive more than one proxy card?
A.	Some of your shares may be registered differently or held in a different account. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should call us at (212) 415-6500. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a shareholder.
Q17.	Whom should I call for additional information about voting by proxy or authorizing a proxy by telephone or Internet to vote my shares?
A.	Please call BFDS, the Fund’s proxy tabulator, at 1-855-800-9422.

Q18.	Whom should I call with other questions?
A.	If you have additional questions about this Proxy Statement or the Meetings or would like additional copies of this Proxy Statement, please contact the Fund at 405 Park Avenue, 14th Floor, New York, New York, 10022 (telephone number (212) 415-6500) or BFDS (telephone number 1-855-800-9422).

UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THE SUB-ADVISORY AGREEMENT AND “FOR” THE NOMINEE TO THE BOARD.

BACKGROUND INFORMATION ABOUT THE TRANSACTION AND
THE EXISTING SUB-ADVISORY AGREEMENT

The Existing Sub-Advisory Agreement

The Sub-Adviser has served as the investment sub-adviser to the Fund since its inception date pursuant to the Existing Sub-Advisory Agreement, dated February 10, 2014. Pursuant to the 1940 Act, the Existing Sub-Advisory Agreement was originally approved by the Board on January 7, 2014, including by each of the Trustees who are not “interested persons” as that term is defined in the 1940 Act.

The Sub-Adviser does not serve as an investment adviser to any other investment company with an investment objective similar to that of the Fund, except as described below.

The Sub-Adviser serves as investment adviser to AR Capital Real Estate Income Fund, an open-end investment company that is a series of Realty Capital Income Funds Trust (“ARC REIF”). Information about ARC REIF’s advisory fee and fee waiver/reimbursement arrangements appears below.

Investment Company	Assets Under Management	Advisory Fee	Waivers/Reimbursements
ARC REIF	$44.3 million (as of June 30, 2015)	0.80%	National Fund Advisors, LLC has contractually agreed to waive a portion or all of its management fees and pay ARC REIF’s expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) in order to limit other expenses to 0.35% of average daily net assets of the ARC REIF’s shares.

The Transaction

On August 6, 2015, ARC, the ultimate parent of the Sub-Adviser, and one of our control persons, entered into the Transaction Agreement with AMH, an affiliate of Apollo, and a newly formed entity, AR Global. The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its direct and indirect subsidiaries, which include the Sub-Adviser). The Transaction Agreement also provides that AMH will contribute certain other assets to AR Global. Following the consummation of the Transaction contemplated by the Transaction Agreement, AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. The business and affairs of AR Global will be overseen by a board of managers comprised of ten members, six of which will be appointed by AMH and four of which will be appointed by ARC. The Sub-Adviser is currently owned indirectly by ARC and following the Transaction will be owned indirectly by AR Global. The Transaction will constitute an indirecct sale of a controlling block of the stock of the Sub-Adviser and result in the assignment and subsequent termination of the Existing Sub-Advisory Agreement in accordance with the 1940 Act.

Additionally, on August 6, 2015, RCS Capital Corporation (“RCS Capital”), the parent of the American National Stock Transfer, LLC (“ANST”), our transfer agent, and RCS Advisory Services, LLC, our administrator (the “Administrator”), and an affiliate of the Fund’s distributor, Realty Capital Securities, LLC (the “Distributor” or “RCS”), announced that it has entered into an agreement with Apollo to sell RCS Capital’s Wholesale Distribution Division, including the Distributor and ANST, and certain related entities, to Apollo (the “RCS Transaction”). The RCS Transaction has no effect on the Sub-Advisory Agreement and does not require the approval of the Fund’s shareholders. Upon completion of the RCS Transaction, ANST and the Distributor will continue to operate as a stand-alone entity within AR Global. The Fund’s Administrator is not included in the assets which will be transferred to AR Global. Apollo will separately evaluate ANST and seek opportunities to enhance its shareholder relations, including with respect to the shareholders of the Fund.

Each Transaction is subject to customary closing conditions and is expected to close in 2015. See “General Information About the Meetings and Voting – Q5. What are the conditions of the Transaction? and Q6. Are there any additional conditions associated with the Transaction?” for more information about closing conditions. Upon consummation of both Transactions, our Sub-Adviser, Distributor and ANST are expected to continue to serve in their respective capacities to us.

Information Regarding Apollo

Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world. Apollo is led by three managing partners, Leon Black, Joshua Harris and Marc Rowan, who have worked together for more than 25 years and lead a global team of 886 employees, including 331 investment professionals.

Apollo raises, invests and manages funds on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds, as well as other institutional, high net worth and individual investors. As of June 30, 2015, Apollo had total asset under management of $163 billion, including of its business segments, approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

Assignment and Automatic Termination of the Existing Sub-Advisory Agreement

The Transaction, which is subject to customary closing conditions, is expected to close in 2015. See “General Information About the Meetings and Voting – Q5. What are the conditions of the Transaction? and Q6. Are there any additional conditions associated with the Transaction?” for more information about closing conditions. Upon consummation of the Transaction, Apollo will indirectly acquire control of the Sub-Adviser. The transfer of the controlling block of securities of the Sub-Adviser upon consummation of the Transaction will result in an “assignment” of the Existing Sub-Advisory Agreement under the 1940 Act, which will terminate the Existing Sub-Advisory Agreement in accordance with its terms and Section 15 of the 1940 Act.

The New Sub-Advisory Agreement

Because the Existing Sub-Advisory Agreement will be automatically terminated upon closing of the Transaction, in order for the Sub-Adviser to continue to serve as the sub-adviser for the Fund, a new investment advisory agreement must be approved in accordance with the 1940 Act. Accordingly, subject to the required approvals under the 1940 Act, the Fund, the Adviser and the Sub-Adviser propose to enter into the New Sub-Advisory Agreement. The New Sub-Advisory Agreement, if approved, will go into effect upon closing of the Transaction.

The 1940 Act provides that an investment advisory agreement (including a sub-advisory agreement) must be approved by both (i) a majority of an investment company’s trustees that are not “interested persons,” and (ii) “a majority of the investment company’s outstanding voting securities,” as such terms are defined under the 1940 Act. At an in-person meeting on August 25, 2015, the Board (including each of the Independent Trustees) approved the New Sub-Advisory Agreement. The Board also voted unanimously to recommend that the Fund’s shareholders approve the New Sub-Advisory Agreement at the First Meeting.

Except as described later in this Proxy Statement, the terms and conditions of the New Sub-Advisory Agreement will be identical in all material respects to the Existing Sub-Advisory Agreement. This Proxy Statement provides more information below about the New Sub-Advisory Agreement, and the Board’s considerations in approving the agreement.

Please note:

•	The management fees under the New Sub-Advisory Agreement will remain the same as the management fees under the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement will be materially the same as the Existing Sub-Advisory Agreement in all other ways; and
•	The cap on “Other Expenses” for the Fund (as described in the Fund’s prospectus) to which the Adviser contractually agreed under an Expense Limitation Agreement, which is set to expire on June 10, 2016, will remain in place until at least that date.

If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will become effective upon closing of the Transaction. The Board believes it is in the best interests of the Fund and the shareholders for the New Sub-Advisory Agreement to be approved.

PROPOSAL 1: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN
THE FUND, THE SUB-ADVISER AND THE ADVISER

Benefits of the Transaction

In evaluating the New Sub-Advisory Agreement, the Board requested an extensive set of materials regarding the Sub-Adviser, Apollo and their respective affiliates. The Board discussed the relationship between the Fund, the Sub-Adviser and Apollo as a result of the Transaction, and considered the following potential benefits to the Fund and the shareholders:

•	Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world.
•	Apollo maintains a value-oriented investment strategy across its three business segments, including private equity, credit and real estate, with significant distressed expertise.
•	Apollo is led by three managing partners, Leon Black, Joshua Harris and Marc Rowan, who have worked together for more than 25 years and lead a global team of 886 employees, including 331 investment professionals.
•	Apollo raises, invests and manages funds on behalf of pension, endowment and sovereign wealth funds, as well as other institutional, high net worth and individual investors.
•	Apollo’s business segments and investment strategies are as follows:
º	Private Equity
▪	Distressed Buyouts, Debt and Other Investments
▪	Corporate Carve-outs
▪	Opportunistic Buyouts
▪	Natural Resources
º	Credit
▪	Drawdown Funds
▪	Liquid and Performing Funds
▪	Permanent Capital Vehicles
º	Real Estate
▪	Opportunistic equity investing in real estate assets, portfolios, companies and platforms
▪	Commercial real estate debt investments including First Mortgage and Mezzanine Loans and Commercial Mortgage Backed Securities
•	As of June 30, 2015, Apollo had total assets under management (AUM) of $163 billion, including approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

The Board discussed Apollo’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Fund and its shareholders:

•	Apollo manages approximately $5 billion of funds registered or otherwise regulated under 1940 Act and has extensive experience and knowledge with the intricacies of managing these vehicles.
•	Apollo is familiar with buy-side investment and sell-side analyst communities.
•	As a leading global alternative asset manager, the Apollo platform as a whole interfaces extensively with capital markets and trading desks, which offers opportunities with regard to potential transactions and the ability to gain competitive pricing from underwriters and lenders and access to an array of financing options on preferable terms.

•	Beyond regular-way loan and debt investments, Apollo is often offered access to various strategic activities, including partnerships with leading origination platforms and acquisition opportunities.
•	Apollo’s success as a leading private equity and credit manager strengthens its ability to attract human capital.
•	The Sub-Adviser will have access to the accounting, finance, legal and compliance resources of Apollo’s larger platform.
•	Over the longer term, the Sub-Adviser believes that the Transaction has the potential to benefit the Fund through access to Apollo’s expertise as a leading global alternative investment manager. In addition, Apollo will evaluate and seek opportunities to enhance the Sub-Adviser’s investment process, including the ways in which the investment process of Apollo and its investment adviser affiliates may supplement the Sub-Adviser’s process.

The Board also considered that the Transaction will not disrupt the management of the Fund, as Apollo does not currently plan to change the management or operations of the Fund or the Sub-Adviser.

Additional Considerations under the 1940 Act

The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

1.	During the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board will meet this requirement after completing its search for an Independent Trustee to appoint to the Board prior to the consummation of the Transaction.
2.	An “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Sub-Adviser and Apollo will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with this condition of Section 15(f). Apollo, the Advisor and the Sub-Adviser will comply with this condition by not increasing the advisory fees paid by the Fund to our Adviser, or the sub-advisory fees paid to the Sub-Adviser for at least two years after the consummation of the Transaction.

Summary of the Terms of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix A. The following description of the terms of the New Sub-Advisory Agreement is only a summary. You should refer to Appendix A for the New Sub-Advisory Agreement, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

The Sub-Adviser has served as investment sub-adviser to the Fund since it commenced operations pursuant to the terms of the Existing Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved by the shareholders of the Fund at the First Meeting, the Sub-Adviser will continue to provide services pursuant to the terms of the New Sub-Advisory Agreement. The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to the Existing Sub-Advisory Agreement. Following approval by the shareholders of the Fund in the manner required by the 1940 Act, the New Sub-Advisory Agreement will be entered into immediately following the closing of the Transaction. The New Sub-Advisory Agreement will remain in effect for a period of two (2) years from the date it is signed, unless sooner terminated. After the initial two-year period, continuation of the New Sub-Advisory Agreement from year-to-year is subject to annual approval by the Board, including by at least a majority of the Independent Trustees.

The Sub-Adviser assists the Adviser in managing that portion of the Fund’s portfolio allocated to the Sub-Adviser by the Adviser for investments in publicly-traded securities and other liquid investments (including listed real estate investment trusts (“REITs”), commercial mortgage bonds and commercial mortgage-backed securities) (collectively, the “Allocated Portion”).

Advisory and Other Services.  Under each of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser serves as the investment sub-adviser to the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser assists the Adviser in managing the Allocated Portion. The Sub-Adviser’s responsibilities have included and will include, among others, with respect to the Allocated Portion: (i) furnishing an investment program for the Fund; (ii) determining the securities and other investments of the Fund to be purchased or sold or exchanged; (iii) performing various business and administrative functions; and (iv) taking all actions it considers necessary to implement the investment policies of the Fund. The Sub-Adviser’s services under the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement are and will be non-exclusive, and the Sub-Adviser is and will be free to furnish similar services to other entities as long as its services to the Fund are not impaired.

Sub-Advisory Fees.  As reflected in the table below, the management fees to be paid to the Sub-Adviser under the New Sub-Advisory Agreement will be calculated in a manner identical to that of the Existing Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, the Sub-Adviser is entitled to receive a monthly fee equal to the annual rate of 1.00% of the Fund’s average daily net assets attributable the Allocated Portion. The Sub-Adviser’s fee will be paid by the Adviser out of the fee the Adviser receives from the Fund, and will not impact the Fund’s expenses. In addition, to avoid the imposition of an “unfair burden” on the Fund in accordance with the 1940 Act, advisory fees under the New Sub-Advisory Agreement will not increase for at least two years following the consummation of the Transaction.

Sub-Advisory Fee
(Annual Fee as a Percentage of the Fund’s Average Daily Net Assets)
Existing Sub-Advisory Agreement	New Sub-Advisory Agreement
1.00%	1.00%

Expenses.  The Fund’s overall expenses are set forth in the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”). Because AR Capital is not the parent of the Adviser, the Advisory Agreement will not terminate as a result of the Transaction. Therefore, the Fund’s expenses will be limited in a manner identical to that of the existing Advisory Agreement. Moreover, the expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) will continue to limit the expense cap of the Fund on “Other Expenses” (as described in the Fund’s prospectus) to which the Adviser contractually agreed through at least June 10, 2016.

Term, Continuance and Termination.  Similar to the Existing Sub-Advisory Agreement, the New Sub-Advisory Agreement will remain in force for two years from the date on which it becomes effective, and thereafter from year to year, subject to approval by the Board, including a majority of the Independent Trustees, or a vote of a majority of the outstanding voting securities of the Fund. Like the Existing Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Sub-Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Sub-Adviser.

Limited Liability of Sub-Adviser.  Each of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission in the management of the Fund absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, or a breach of fiduciary duty to the extent specified in Section 36(b) of the 1940 Act.

Board Consideration of the Approval of the New Sub-Advisory Agreement

On August 25, 2015, the Board, including each of the Independent Trustees, met and discussed the Transaction and its possible effect on the Fund and shareholders, and evaluated the New Sub-Advisory Agreement. Senior officers of the Sub-Adviser were present to answer questions from the Board. The Board, including a majority of Independent Trustees, approved the New Sub-Advisory Agreement at the meeting.

In evaluating the New Sub-Advisory Agreement, the Board reviewed materials relevant to its decision that were furnished separately by the Adviser, the Sub-Adviser, Apollo and their affiliates. Those materials included information regarding the Adviser, the Sub-Adviser, Apollo and their affiliates, including the Sub-Adviser’s and Apollo’s financial conditions. The materials also included information regarding the Sub-Adviser’s personnel, management philosophy, historical performance and operations as such information relates to the Fund, and any changes Apollo intends to make thereto. Apollo indicated that it currently does not intend to make any such changes to the Sub-Adviser that will affect the Fund.

At the meeting, the Sub-Adviser discussed its belief that, as a consequence of the Transaction, the operations of the Sub-Adviser and its ability to provide advisory services to the Fund would not be adversely affected and would likely be enhanced by the resources of Apollo. The Board considered the terms of the Transaction, as well as the potential benefits to the Fund, including, among other things, the Sub-Adviser’s ability to leverage Apollo’s investment professionals and infrastructure.

In approving the New Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered the following matters and reached the following conclusions:

•	Nature, Extent and Quality of Investment Advisory Services. The Board, including the Independent Trustees, considered the nature, extent and quality of the investment advisory services to be provided by the Sub-Adviser to the Fund after the closing of the Transaction. The Board reviewed the expected resources of the Sub-Adviser and the composition, education and experience of the Sub-Adviser’s investment professionals. The Board concluded that the nature, quality and extent of the services to be provided to the Fund by the Sub-Adviser after the closing of the Transaction are appropriate and that the Fund is likely to benefit from the provision of these services.
•	Investment Performance. The Board reviewed the Fund’s historical investment performance and compared its prior performance with the performance of comparable funds. The Board concluded that, although past performance is not necessarily indicative of future results, the performance record of the Fund was an important factor in their evaluation of the quality of services expected to be provided by the Sub-Adviser under the New Sub-Advisory Agreement.
•	Comparison of Similar Advisory Fees. The Board considered comparative data based on publicly-available information with respect to services rendered and the advisory/sub-advisory fees paid to investment sub-advisers of other funds with similar investment objectives. The Board reviewed questionnaires completed, and materials provided in connection therewith, by Apollo and the Sub-Adviser. In light of this comparative data, the Board considered the Fund’s operating expenses and expense ratios compared to other funds. Based upon its review, the Board concluded that the management fees to be paid under the New Sub-Advisory Agreement are generally consistent with those payable under agreements of comparable funds.
•	Profitability of Investment Sub-Adviser. The Board reviewed information on the expected profitability of the Sub-Adviser in serving as the Fund’s investment sub-adviser. The Board concluded that the expected profitability of the Sub-Adviser in relation to the services rendered was not unreasonable and that the financial condition of the Sub-Adviser was sound. It also concluded that the management fees and other compensation payable under the New Sub-Advisory Agreement were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Board, including the Independent Trustees, determined that the fees expected to be charged for the services to be provided under the New Sub-Advisory Agreement were reasonable and in the best interest of the Fund and its shareholders.

•	Additional Benefits Derived by Investment Sub-Adviser and Apollo. The Independent Trustees also considered benefits that accrue to the Sub-Adviser and Apollo from the Sub-Adviser’s relationship with the Fund. Based on their evaluation of the information referred to above and other information, the Independent Trustees determined that the overall arrangements between the Fund and the Sub-Adviser were fair and reasonable in light of the nature, extent and quality of the services expected to be provided by the Sub-Adviser upon completion of the Transaction.
•	Other Matters Considered. In addition, the Board also considered the intangible benefits that accrue to the Sub-Adviser by virtue of its relationship with the Fund and concluded that they were appropriate.

The Independent Trustees consulted in executive session with the Fund’s legal counsel regarding the approval of the New Sub-Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including all of the Independent Trustees, concluded in light of all of the Fund’s surrounding circumstances that the compensation payable to the Sub-Adviser was reasonable in relation to the services to be provided by the Sub-Adviser to the Fund.

After these deliberations, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement between the Fund, the Adviser and the Sub-Adviser as in the best interests of the Fund and shareholders. The Board then directed that the New Sub-Advisory Agreement be submitted to the Fund’s shareholders for approval with the Board’s recommendation that shareholders vote to approve the New Sub-Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Additional Information

Advising of Other Funds

The Sub-Adviser also acts as an investment adviser to the following funds who have similar investment objectives as the Fund:

Fund	Fund Value	Rate of Compensation
ARC REIF	$41,456,505.07	0.80%

Commissions Paid to Affiliated Brokers

The Fund has not paid any commissions to any affiliated brokers.

Other Fees Paid to the Sub-Adviser

During the most recent fiscal year ending on March 31, 2015, the Fund did not pay fees to the Sub-Adviser for services other than those provided under the Existing Sub-Advisory Agreement.

Required Vote

Pursuant to the 1940 Act, approval of this Proposal requires the affirmative vote by a majority of the outstanding shares of the Fund. A majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each share of beneficial interest (and a proportionate fractional vote for each fraction of a share of beneficial interest).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT BETWEEN THE FUND, THE ADVISER AND THE SUB-ADVISER, TO TAKE EFFECT UPON THE CONSUMMATION OF THE TRANSACTION.

PROPOSAL 2: ELECTION OF EDWARD M. WEIL, JR. TO THE BOARD OF TRUSTEES

Background of the Proposal

Pursuant to Section 15(f)(1) of the 1940 Act, an investment adviser to an investment company may receive any amount or benefit in connection with a sale of securities or a controlling interest in the investment adviser, so long as at least 75% of the directors of the investment company are composed of persons who are not “interested persons” of such investment adviser for a period of three years following the consummation of a transaction.

Since September 17, 2014, the Board has been operating as a three-member board. On September 4, 2015, John H. Grady, the Fund’s President, Treasurer and Secretary, who had previously been appointed as a Trustee of the Fund and as Chairman of the Board, resigned from the Board. On that day, the Board appointed Edward M. Weil, Jr. to fill the vacancy created by Mr. Grady’s resignation. Since Mr. Weil is an interested person, the Board intends to increase the size of the Board to four seats and has commenced a search for a new candidate who is not an “interested person” to satisfy the 75% requirement under Section 15(f) of the 1940 Act. You are being asked to elect Mr. Weil to the Board to preserve the Board’s ability to appoint one or more new Trustees in the future to the extent permitted by the 1940 Act without the expense of conducting additional shareholder meetings.

The Board is presently comprised of three Trustees: Messrs. Weil and Perla and Ms. Ferracone. Mr. Weil is considered to be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Interested Trustee”) because he is a member of the parent of the Sub-Adviser and an executive of the Distributor’s parent company. Mr. Perla and Ms. Ferracone are Independent Trustees.

The Board recommends that you vote in favor of Mr. Weil. The Board knows of no reason why Mr. Weil would be unwilling or unable to serve as Trustee if elected. However, should Mr. Weil become unable or unwilling to serve as Trustee, the Board will take action to fill the vacancy created on the Board. Neither the Board nor management has any reason to believe that Mr. Weil will be unavailable.

Robin A. Ferracone and Stanley R. Perla have already been elected by shareholders. The purpose of this Second Meeting is to ask shareholders to elect the remaining Trustee, Edward M. Weil, Jr. so that once the search is complete and the Board appoints a new Independent Trustee, the Fund will meet both the requirement to have two-thirds of the Trustees elected by shareholders and the requirement to have 75% Independent Trustees by the close of the Transaction.

Management of the Fund

Trustees

Following is a list of the Trustees and Trustee Nominees of the Fund and their principal occupation over the last five years.

Name, Address and Age	Position(s) Held and Length(s) of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
Robin A. Ferracone c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 61	Trustee since May 2012	Chief Executive Officer, Farient Advisors, LLC from May 2007 to present.	1	American Finance Trust (formerly American Realty Capital Trust V, Inc.) from January 2013 to April 2013; American Realty Capital Daily Net Asset Value Trust, Inc. from May 2012 to present; American Realty Capital Properties, Inc. (“ARCP”) from October 2012 to February 2013.
Stanley R. Perla c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 72	Trustee since May 2012	Certified Public Accountant (“CPA”) and Practice Development, Friedman LLP from May 2012 to present; CPA and Practice Development, Cornerstone Accounting Group, LLP from June 2011 to May 2012; CPA and Managing Partner, Cornerstone Accounting Group, LLP from June 2008 to May 2011; CPA and Director of Internal Audit, Vornado Realty Trust from July 2003 to May 2008.	1	American Realty Capital Global Trust II, Inc. from August 2014 to present; American Realty Capital Hospitality Trust, Inc. from January 2014 to present; American Finance Trust (formerly American Realty Capital Trust V, Inc.) from April 2013 to present; GTJ REIT, Inc. from January 2013 to present; American Realty Capital Daily Net Asset Value Trust, Inc. from March 2012 to April 2013; Madison Harbor Balanced Strategies, Inc. from January 2004 to present; American Mortgage Acceptance Company from January 2004 to April 2010.

Name, Address and Age	Position(s) Held and Length(s) of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee
Edward M. Weil, Jr.*** c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 48	Trustee since September 2015 Nominee	President and Treasurer of American Real Estate Income Fund from September 2015 to present; Chairman, Trustee, and President of Realty Capital Income Funds Trust from September 2015 to present; Chief Executive Officer of RCS Capital from September 2014 to present; President of RCS Capital from February 2013 to September 2014; President, treasurer and secretary of RCS Capital Management, LLC from April 2013 to present; executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from August 2007 to March 2012; executive officer of New York REIT, Inc. (“NYRT”), the NYRT property manager and the NYRT advisor from October 2009 to November 2014; Executive Vice President and Secretary of the Phillips Edison – ARC Shopping Center REIT, Inc. (“PE-ARC”) advisor from December 2009 to present; executive officer of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor from July 2010 and May 2010, respectively, to present; executive officer of American Realty Capital Healthcare Trust, Inc. (“HTC”), the HTC advisor and the HTC property manager from August 2010 to February 2014; executive officer of American Realty Capital Trust III, Inc. (“ARCT III”), the ARCT III advisor and the ARCT III property manager from October 2010 to February 2013; Executive President and Secretary of the BDCA advisor from June 2010 to present; Treasurer and Secretary of	4	RCIFT from September 2015 to present; RCS Capital from February 2013 to present; ARCT III from February 2012 to February 2013; ARCP from March 2012 to June 2014; American Realty Capital Trust IV, Inc. from January 2013 to present; American Realty Capital Hospitality Trust, Inc. from August 2013 to November 2014.

Name, Address and Age	Position(s) Held and Length(s) of Time Served*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager from April 2014 to present and the Chief Operating Officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager from December 2013 to present; executive officer of ARCP from December 2010 to February 2013 and executive officer of the ARCP advisor from November 2010 to February 2013; executive officer of Global Net Lease, Inc. (“GNL”), the GNL advisor and the GNL property manager from July 2011, July 2011 and January 2012, respectively to present; President, Chief Operating Officer, Treasurer and Secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager from February 2012 to present;. President, Chief Operating Officer, Treasurer and Secretary of Healthcare Trust, Inc. (“HTI”), the HTI advisor and the HTI property manager from October 2012 to present; President, Treasurer and Secretary of ARC Realty Finance Trust, Inc. (“ARC RFT”) and the ARC RFT advisor from November 2012 to January 2013; President, Chief Operating Officer, Treasurer and Secretary of Phillips Edison — ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor from July 2013 to present.

*	The term of office for each Trustee listed above will continue indefinitely.
**	The term “Fund Complex” refers to the ARC Income Funds, which includes ARC REIF, AR Capital BDC Income Fund, AR Capital Global Real Estate Income Fund and the Fund.
***	Mr. Weil is an “interested person” of the Fund, as such term is defined in the 1940 Act.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each Trustee and Trustee Nominee considered by the Board:

Independent Trustees

Robin A. Ferracone —  Ms. Ferracone has been an independent director of American Realty Capital Daily Net Asset Value Trust, Inc., a Non-Traded REIT sponsored by ARC, since May 2012. Ms. Ferracone served as an independent director of American Finance Trust, Inc. (formerly, American Realty Capital Trust V, Inc.) from January 2013 until April 2013 and served as an independent director of ARCP from October 2012 until the close of its merger with ARCT III in February 2013. Ms. Ferracone is founder and executive chair of Farient Advisors, an independent executive compensation and performance consulting firm. Prior to forming Farient in 2007, Ms. Ferracone was president of the Human Capital business of Mercer, a business which included talent and compensation consulting, software, and data services globally. Before that role, Ms. Ferracone was chairman of the U.S. West Region for Mercer’s parent company, Marsh & McLennan Companies, market leader and worldwide partner at Mercer, president and chairman of SCA Consulting, a firm she co-founded in 1985 and sold to Mercer in 2001, and strategy consultant at Booz Allen & Hamilton. With more than 30 years of consulting experience, Ms. Ferracone has advised clients in the areas of business and talent strategies, executive compensation, value management, and performance measurement. Ms. Ferracone is the author of a recently published book entitled, “Fair Pay Fair Play: Aligning Executive Performance and Pay.” She is a frequent presenter for organizations such as the Council of Institutional Investors and the National Association of Corporate Directors, and testified before a Congressional sub-committee in Washington, D.C. regarding the salary of the President of the United States. For the past four years, Ms. Ferracone has been named to the NACD Director 100 as one of the most influential people in corporate governance and the boardroom. Ms. Ferracone is currently a member of the Duke University Board of Trustees, the Trupanion, Inc. Board, the Enlight Research Board, and the Oaktree Capital Funds Board of Trustees. Ms. Ferracone received an M.B.A. from the Harvard Business School, where she was a Baker Scholar and a B.A. summa cum laude in Management Science and Economics from Duke University, where she was elected to Phi Beta Kappa. The Fund believes that Ms. Ferracone’s experience as an independent director of various Non-Traded REITs sponsored by ARC and her extensive corporate governance and executive compensation consulting experience, make her well qualified to serve as a Trustee.

Stanley R. Perla —  Mr. Perla, a licensed certified public accountant, was with the firm of Ernst & Young LLP for 35 years, from September 1967 to June 2003, the last 25 of which he was a partner. Mr. Perla has served as an independent director of American Realty Capital Global Trust II, Inc. since August 2014, American Realty Capital Hospitality Trust, Inc. since January 2014, and American Finance Trust, Inc. (formerly, American Realty Capital Trust V, Inc.) since April 2013, all of which are Non-Traded REITs sponsored by ARC. Mr. Perla also serves as an independent director and as Chairman of the Audit Committee for GTJ REIT, Inc. Mr. Perla has served as a member of the board of directors and the chair of the audit committee of Madison Harbor Balanced Strategies, Inc. since January 2004. Mr. Perla served as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. from March 2012 until April 2013. From July 2003 to May 2008, he was the director of Internal Audit for Vornado Realty Trust and from June 2008 to May 2011, he was the managing partner of Cornerstone Accounting Group, a public accounting firm specializing in the real estate industry and a consultant to them from June 2011 to March 2012. Since May 2012, Mr. Perla has provided consulting services to Friedman LLP, a public accounting firm. His area of expertise for the past 40 years was real estate, and he was also responsible for the auditing of public and private companies. Mr. Perla served as Ernst & Young’s national director of real estate accounting, as well as on Ernst & Young’s national accounting and auditing committee. He is an active member of the National Association of Real Estate Investment Trusts and the National Association of Real Estate Companies. In addition, Mr. Perla has been a frequent speaker on real estate accounting issues at numerous real estate conferences. He served as a member of the board of directors for American Mortgage Acceptance Company from January 2004 to April 2010 and Lexington Realty Trust from August 2003 to November 2006. Mr. Perla earned an M.B.A. in Taxation and a B.B.A. in Accounting from Baruch College. The Fund believes that Mr. Perla’s extensive experience as the director of Internal Audit at Vornado Realty Trust, as a managing partner of Cornerstone Accounting Group, his prior experience as an independent director of American Realty Capital Daily Net Asset Value Trust, Inc. and his over 40 years of experience in real estate, make him well qualified to serve as a Trustee.

Interested Trustee

Edward M. Weil, Jr. —  Mr. Weil has served as the Chairman and Trustee of the Board, and the President and Treasurer of the Fund since September 2015. He has also served as the Chairman, Trustee and President of RCIFT since September 2015. In addition, Mr. Weil has served as the Chief Executive Officer of RCS Capital since September 2014 and has served as a director of RCS Capital since February 2013. Mr. Weil previously served as RCS Capital’s president from February 2013 until his resignation in September 2014. Mr. Weil has also served as president, treasurer and secretary of RCS Capital Management, LLC since April 2013. Mr. Weil served as an executive officer of ARCT, the ARCT advisor and the ARCT property manager from their formation in August 2007 through March 2012. Mr. Weil previously served as an executive officer of NYRT, Inc., the NYRT property manager and the NYRT advisor since their formation in October 2009 until his resignation from those positions in November 2014. He has served as the executive vice president and secretary of the PE-ARC advisor since its formation in December 2009. Mr. Weil has served as an executive officer of ARC RCA and the ARC RCA advisor since their formation in July 2010 and May 2010, respectively. Mr. Weil also served as an executive officer of HTC, the HTC advisor and the HTC property manager from their formation in August 2010 through February 2014. Mr. Weil served as a director of ARCT III beginning in February 2012 and as an executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from their formation in October 2010 until the close of ARCT III’s merger with ARCP in February 2013. Mr. Weil has served as the executive president and secretary of the BDCA advisor since its formation in June 2010. Mr. Weil has served as treasurer and secretary of American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager since April 2014 and previously served as chief operating officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since their respective formations in December 2013. Mr. Weil previously served as an executive officer of ARCP since its formation in December 2010 and as a director beginning in March 2012, and has served as an executive officer of the ARCP advisor since its formation in November 2010. Mr. Weil resigned from his position as an officer of ARCP and the ARCP advisor in February 2013 and as a director of ARCP in June 2014. Mr. Weil has been a director and an executive officer of GNL (formerly American Realty Capital Global Trust, Inc.), the GNL advisor and the GNL property manager since their formation in July 2011, July 2011 and January 2012, respectively. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager since their formation in February 2012. Mr. Weil was appointed as a director of ARCT IV in January 2013. Mr. Weil has served as the president, chief operating officer, treasurer and secretary of HTI (formerly American Realty Capital Healthcare Trust II, Inc.), the HTI advisor and the HTI property manager since their formation in October 2012. Mr. Weil served as the president, treasurer and secretary of ARC RFT and the ARC RFT advisor from November 2012 until January 2013. Mr. Weil has served as president, chief operating officer, treasurer and secretary of the PE-ARC II advisor since July 2013. Mr. Weil served as a member of the board of managers of the American Realty Capital Hospitality Trust, Inc. (“HOSP”) sub-property manager from August 2013 to until his resignation in November 2014. Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust (“AFRT”) from April 2004 to October 2006, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFRT from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFRT, from 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University. Mr. Weil holds FINRA Series 7, 24 and 63 licenses. We believe that Mr. Weil’s current experience as an executive officer and/or director as applicable of RCS Capital, NYRT, ARC RCA, HTC, ARCP, GNL, ARCT IV, HTI and ARC NYCR, his previous experience as senior vice president at AFRT and his real estate experience, make him well qualified to serve on our Board.

Officers

Following is a list of executive officers of the Fund and their principal occupation over the last five years.

Name, Address and Age	Position(s) Held and Length(s) of Time Served*	Principal Occupation During Past Five Years
Edward M. Weil, Jr. c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 48	President and Treasurer since September 2015.	See “Interested Trustee” above.
Gerard Scarpati c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 60	Chief Financial Officer since May 2012.	Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present; Consultant to investment industry from August 2004 to February 2010.
Mark Painter c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 33	Vice President since February 2014.	Portfolio Manager, SEL Asset Management, LLC (Feb 2014 to present); Portfolio Manager, Stanley Laman Group, Ltd (July 2004 – present).
Christopher Pike c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 48	Vice President since May 2012.	Vice President and Chief Investment Officer, the Sub-Adviser (May 2012 – present); Director of Investment Research, ARC and Realty Capital Securities (Aug 2011 – May 2012); Equity Research Analyst, Fagenson & Company, Inc. (Dec 2009 – Aug 2011); Equity Research Analyst, Merrill Lynch (Mar 2006 – Dec 2008).
Robert Amweg c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 62	Chief Compliance Officer since May 2012.	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to financial services industry from September 2012 to December 2014; and Chief Financial Officer and Chief Accounting Officer, Turner Investment from February 2007 to August 2012.
Natalya Zelensky c/o 405 Park Avenue 14th Floor New York, NY 10022 Age: 30	Secretary since September 2015.	Assistant General Counsel, RCS Capital from July 2014 to present; Associate, Sutherland, Asbill & Brennan, LLP from 2013 to 2014; Associate, K&L Gates, LLP from 2011 to 2013; Associate, Katten Muchin Rosenman, LLP from 2010 to 2011.

*	The term of office for each officer listed above will continue indefinitely.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of the date of this Proxy Statement.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Robin A. Ferracone	None	None
Stanley R. Perla	None	None
Interested Trustee
Edward M. Weil, Jr.*	None	None

*	Mr. Weil joined the Board effective September 4, 2015.

Family Relationships

There are no family relationships among any of our Trustees or executive officers.

Board Composition

Our Board includes two Independent Trustees and one Interested Trustee. Our Board is comprised of the following three Trustees: Ms. Ferracone and Messrs. Perla and Weil. Our Agreement and Declaration of Trust provides that our Board will consist of no fewer than one nor more than fifteen persons. The exact number of Trustees on our Board is determined from time to time by resolution of a majority of our full Board.

Code of Ethics

The Fund has adopted a code of ethics under Rule 17j-1 of the 1940 Act (the “Ethics Code”). Rule 17j-1 and the Ethics Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Ethics Code permits Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Code, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Code can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Ethics Code is available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Trustee Compensation

Each Trustee who is not an interested person of the Fund, the Adviser or the Sub-Adviser will receive a yearly retainer of $30,000, plus $2,000 for each Board or Board committee meeting the Trustee attends in person and $1,500 for each meeting the Trustee attends by telephone, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the end of each calendar quarter. In addition, the chairperson of the Audit Committee receives a retainer of $2,500 for attendance at each meeting of the Audit Committee. No “interested persons” who serve as Trustees of the Fund will receive any compensation for their services as Trustees.

Executive Compensation

None of the executive officers receive compensation from the Fund.

Pursuant to an agreement with Vigilant Compliance, LLC (“Vigilant”), an employee of Vigilant serves as the Chief Compliance Officer and Chief Financial Officer of the Fund. For the provision of these services, Vigilant receives compensation for these services. For the period ended March 31, 2015, the amounts accrued for payment to Vigilant for these services were $36,746 for Chief Compliance Officer and $34,952 for Chief Financial Officer. These amounts are shown in our Statement of Operations under “Compliance officer fees” and “Professional fees.”

Board Leadership Structure

The Board currently is comprised of three Trustees, two of whom are Independent Trustees. Edward M. Weil, Jr., who, among other positions, serves as Chairman of the Board, is an Interested Trustee. The Independent Trustees regularly meet outside the presence of management, both in-person and by telephone. During the most recently completed fiscal year, the Board met five times.

The Board has established a committee structure that includes an Audit Committee and a Valuation Committee. The Independent Trustees comprise the Audit Committee and Valuation Committee, and each committee has a separate Chairman. As a result of their roles on the Board, the Audit Committee, and the Valuation Committee, the Independent Trustees participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure is appropriate given the recent formation of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities.

Board Risk Oversight

The Board is comprised of three individuals, two of whom are Independent Trustees, with a standing independent Audit Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

Audit Committee.  The Board has an Audit Committee that consists of the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. For the fiscal year ended March 31, 2015, the Audit Committee has held two meetings.

Valuation Committee.  The Board has a Valuation Committee that consists of the Independent Trustees. The Valuation Committee’s responsibilities include: (i) overseeing the valuation of the Fund’s securities by the fair value committee; (ii) formulating or amending appropriate valuation policies in respect of individual investments or classes of investment; (iii) periodically reviewing the role of the fair value committee and making recommendations to the Board with respect to any changes or modifications; and (iv) considering any other topics, as defined by the Board. The Valuation Committee operates pursuant to a Valuation Committee Charter. As of the date of this Proxy Statement, the Valuation Committee had not held any meetings because it was recently constituted. To date, the Board has fulfilled the responsibilities of the Valuation Committee.

Required Vote

The election of a Trustee requires a plurality vote of votes cast in person or by proxy at the Second Meeting, provided a quorum of votes is present. The presence in person or by proxy of shareholders entitled to cast at least thirty-three and a third percent (33 1/3%) of the votes entitled to be cast shall be a quorum.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” the nominee. Shareholders may vote “FOR” or “WITHHOLD” their vote for the nominee. If you return your proxy card and give no voting instructions, your shares will be voted “FOR” the nominee. “WITHHOLD” votes are counted as present for purposes of determining quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EDWARD M. WEIL, JR. AS TRUSTEE.

OTHER MATTERS

The Board does not intend to present for consideration at the Meetings any matter other than the matter specifically set forth in the Notices of Special Meeting of Shareholders. No other matter may be considered at the Meetings other than the matters set forth in the Notices of Special Meeting of Shareholders.

ADDITIONAL INFORMATION

Shareholder Proposals

The Fund is generally not required to hold annual meetings of shareholders, and the Fund generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of personnel time. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Fund (if any) should send their written proposals to the Secretary of the Fund at 405 Park Avenue, 14th Floor, New York, New York 10022. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Fund’s proxy statement must notify the Secretary of the Fund in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to individual Trustees by mailing such correspondence to the Board or the Trustee(s) at 405 Park Avenue, 14th Floor, New York, New York 10022. Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will be forwarded to the entire Board or to the individual Trustee(s), as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” above. Shareholders may also send confidential communications to the Fund’s Chief Compliance Officer at 405 Park Avenue, 14th Floor, New York, New York 10022.

Adjournment

In the event that a quorum to transact business is not present, the vote required to approve a Proposal is not obtained at the Meetings, or such other reason as determined by the Chairman of the Meeting, the Chairman of the Meeting may approve and/or propose one or more adjournments of the Meetings in accordance with applicable law to permit further solicitation of proxies. An adjournment may be to any date not more than 120 days after the Record Date for the Meetings. In the absence of a quorum, the persons named as proxies, pursuant to the discretionary authority granted to them, intend to vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies, pursuant to the discretionary authority granted to them, will vote in their discretion with respect to any adjournment proposal.

Any business that might have been transacted at the Meetings originally called may be transacted at any such reconvened session(s) of the Meetings at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meetings. Therefore, whether you instruct a vote for or against a Proposal or instruct the proxy to abstain from voting on a Proposal, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meetings.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meetings, shares represented by proxy over which broker-dealers have discretionary voting power, shares represented by proxy that represent broker non-votes and shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Accordingly, abstentions and broker non-votes will have no effect any Proposal for which the required vote is a plurality of the votes cast. Accordingly, shareholders are urged to forward their voting instructions promptly.

Record Date and Shares Outstanding

The close of business on the NYSE on October 2, 2015 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and at any adjournment or postponement of the Meetings.

Holders of record of the shares of the Fund at the close of business on the NYSE on October 2, 2015, as to any matter on which they are entitled to vote, will be entitled to one vote for each share of beneficial interest held and a proportionate fractional vote for each fractional share of beneficial interest held and will be entitled to vote on all business at the Meetings with respect to the Fund. As of October 2, 2015, the following numbers of shares of the Fund were outstanding:

Shares Outstanding	Number of Votes
543,672.2800	543,672.2800

Share Ownership

The following table sets forth information regarding the beneficial ownership of the Fund’s outstanding shares as of October 1, 2015 by persons who are known by the Fund to beneficially own more than 5% of the Fund’s outstanding shares. The Trustees and executive officers of the Fund, as a group, owned less than 1% of outstanding shares of the Fund. Information about the Trustees’ ownership in the Fund is found under “Proposal 2: Election of Edward M. Weil, Jr. to the Board of Trustees — Management of the Fund — Trustee Ownership.” As of October 1, 2015, no Trustee owned more than 1% of the outstanding shares of the Fund.

No person is known by the Fund to beneficially own more than 5% of the Fund’s outstanding shares, except as set forth below.

Name and Address	Status (Beneficial/ Record)	Percent of Fund
AR Capital, LLC 405 Park Avenue New York, NY 10022	Record	47.58%
RCS Capital Corporation 405 Park Avenue New York, NY 10022	Record	47.58%

HOUSEHOLDING OF FUND MATERIALS

One copy of prospectuses, proxy statements, shareholder reports, notice of internet availability and other Fund materials may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household Fund materials and/or obtain additional copies of Fund materials by calling 1-855-800-9422 or writing to American Real Estate Income Fund, 405 Park Avenue, 14th Floor, New York, New York 10022.

COST AND METHOD OF PROXY SOLICITATION

The Sub-Adviser and Apollo will bear the costs associated with the Meetings, including the cost of preparing, printing, and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet, telephone or other means. The solicitation of proxies will be largely by mail, but may include telephonic, electronic, or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by BFDS, a professional proxy solicitor retained by the Fund for an estimated fee of $2,930.93 plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. Banks, brokerage houses, nominees and other fiduciaries may also be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

SERVICE PROVIDERS

Investment Advisers

SEL Asset Management, LLC serves as the Fund’s investment adviser and National Fund Advisors, LLC serves as the Fund’s investment sub-adviser. The total compensation received by the Adviser from the Fund during the fiscal period ended March 31, 2015 was $0. The total compensation received by the Sub-Adviser from the Fund during the fiscal period ended March 31, 2015 was $0.

Principal Underwriter

Realty Capital Securities, LLC is the principal underwriter of the Fund’s shares. RCS is located at 405 Park Avenue, New York, New York 10022. RCS is obligated to sell the Fund’s shares on a best efforts basis against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The total compensation received by RCS from the Fund during the fiscal period ended March 31, 2015 was $6,817. See “Background Information about the Transaction and the Existing Sub-Advisory Agreement — The Transaction” for information about transactions relating to the parent of RCS.

Custodian and Transfer Agent

Union Bank, N.A. (“Union Bank”) serves as custodian of the Fund’s portfolio securities and other assets. Union Bank is located at Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, CA 94104. Under the terms of the custody agreement between the Fund and Union Bank, Union Bank maintains cash, securities and other assets of the Fund. Union Bank is also required, upon the order of the Fund, to deliver securities held by Union Bank and to make payments for securities purchased by the Fund.

American National Stock Transfer, LLC acts as transfer agent for the Fund. ANST is located at 405 Park Avenue, New York, NY 10022. As noted about, Apollo will acquire ANST in a transaction that has not yet been consummated. The total compensation received by the ANST from the Fund during the fiscal period ended March 31, 2015 was $7,572. See “Background Information about the Transaction and the Existing Sub-Advisory Agreement — The Transaction” for information about transactions relating to the parent of ANST. Gemini Fund Services, LLC (“Gemini”), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as the Fund’s sub-transfer agent.

Administrator

RCS Advisory Services, LLC, or the Administrator, is located at 405 Park Avenue, New York, New York 10022. The total compensation received by the Administrator from the Fund during the fiscal period ended March 31, 2015 was $28,017. See “Background Information about the Transaction and the Existing Sub-Advisory Agreement — The Transaction” for information about transactions relating to the parent of the Administrator. Gemini, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as the Fund’s sub-administrator.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) serves as the Fund’s independent registered public accounting firm. BBD is responsible for auditing the Fund’s annual financial statements.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of BBD.

The Audit Committee and the Board selected BBD to serve as independent registered public accountants of the Fund for their most recent fiscal years. Representatives of BBD are not expected to be present at the Meetings, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees for the last two fiscal years billed by BBD for professional services rendered for the audit of our annual financial statements and review of financial statements included in our annual report to shareholders were $16,000 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014.

Audit-Related Fees

The aggregate fees for the last two fiscal years billed by BBD for assurances and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above were $2,000 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014. The services performed were in connection with the audit of our seed financial statements.

Tax Fees

The aggregate fees for the last two fiscal years billed by BBD for professional services rendered for tax compliance, tax advice, and tax planning were $3,500 for the fiscal year ended March 31, 2015 and not applicable for the fiscal year ended March 31, 2014. The nature of the services comprising the tax fees was the review of our income tax returns and excise tax calculations.

All Other Fees

There were no fees billed during the last two fiscal years by BBD for fees other than for the services reported above.

Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee has adopted, and the Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Fund when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre-Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

All of the audit and tax services included above for the fiscal year ended March 31, 2015 were pre-approved by the Audit Committee pursuant to the Policy. There were no services included in above that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

FINANCIAL STATEMENTS

Audited financial statements for the Fund appear in the Fund’s Annual Reports.

If you would like a copy of the Fund’s most recent Annual Report or Semi-Annual Report free of charge, contact the Fund at 405 Park Avenue, New York, New York 10022 (telephone number (212) 415-6500) or BFDS, the Fund’s proxy tabulator (telephone number 1-855-800-9422).

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

October 6, 2015
New York, New York

APPENDIX A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement (this “Agreement”) is made this           day of     , by and among SEL Asset Management, LLC, a Delaware limited liability company (the “Adviser”), National Fund Advisors, LLC, a Delaware limited liability company (the “Sub-Adviser), and American Real Estate Income Fund (the “Trust”).

RECITALS

A.	The Trust is a series-type, closed-end, management investment company registered as such with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);
B.	The Trust currently consists of a single series of the same name (the “Fund”);
C.	The Trust issues a separate series of shares of beneficial interest for the Fund, which shares represent fractional undivided interests in the Fund;
D.	The Adviser has been retained to serve as the investment manager to the Fund, pursuant to an Investment Advisory Agreement, dated as of the date hereof, between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”);
E.	The Adviser and the Sub-Adviser are both registered as investment advisers with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);
F.	Section 1.(b) of the Advisory Agreement permits the Adviser to enter into one or more sub-advisery agreements pursuant to which the Adviser may obtain the services of other investment advisers, as sub-advisers, to assist the Adviser in fulfilling its duties under the Advisory Agreement, in accordance with the requirements of the 1940 Act and other applicable federal and state law;
G.	The Adviser desires to retain the Sub-Adviser to assist it in fulfilling certain of its obligations under the Advisory Agreement and the Trust has consented to the appointment of the Sub-Advisor as sub-adviser to perform the services on behalf of the Fund set forth herein;
H.	The Sub-Adviser is willing to assist the Adviser in the manner and on the terms and conditions hereinafter set forth; and
I.	Any defined terms used herein and not otherwise defined herein shall have the meaning set forth in the Advisory Agreement.

NOW, THEREFORE, in consideration of the promises and the covenants herein, the Adviser and the Sub-Adviser hereby agree as follows:

1. Duties of the Sub-Adviser.

(a) Appointment of Sub-Adviser.  The Adviser hereby engages the Sub-Adviser to assist the Adviser in managing that portion of the Fund’s portfolio allocated to the Sub-Adviser by the Adviser for investment in publicly-traded securities and other liquid investments (including Listed REITs, commercial mortgage bonds and commercial mortgage-backed securities) (collectively, the “Allocated Portion”) on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such engagement and agrees during such period to provide, or to arrange to provide, such services and to assume the obligations set forth in this Agreement for the compensation provided for herein.

(b) Investment Powers.  Subject at all times to the supervision of the Adviser and the board of trustees of the Trust (the “Board”), the Sub-Adviser shall have and exercise full investment discretion and authority to buy, sell or otherwise dispose of or manage the asset in the Allocated Portion of the Fund’s portfolio. In performing the services to be provided by it hereunder, the Sub-Adviser and any other party performing services covered by this Agreement shall be subject to:

(i)	the provisions of the Trust’s Amended and Restated Declaration of Trust, as the same may be amended from time to time (the “Declaration of Trust”);
(ii)	the provisions of the 1940 Act and the Advisers Act;
(iii)	the statements relating to the Fund’s investment objectives, investment strategies and investment restrictions as set forth in the currently effective (and as amended from time to time) Registration Statement on Form N-2 of the Fund (the “Registration Statement”) under the 1940 Act and the Securities Act of 1933, as amended;
(iv)	any applicable provisions of Sub-Chapter M of the Internal Revenue Code of 1986, as amended (the “Code”); and
(v)	any other applicable policies, guidelines and restrictions relating to the investment activities of the Fund as may be adopted by the Board from time to time (“Board Policies”).

The Adviser has furnished the Sub-Adviser with copies of the Declaration of Trust, the Registration Statement and any applicable Board Policies, each as currently in effect, and agrees to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time such amendments or supplements become effective. The Sub-Adviser will be entitled to rely on the accuracy of all such documents furnished to it by the Adviser.

(c) Investment Advisory Services.  The Sub-Adviser shall provide the Trust on behalf of the Fund with a continuous investment program in respect of the Allocated Portion. Without limiting the generality of the foregoing, the Sub-Adviser shall provide the following services:

(i)	Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of the Allocated Portion as set forth in the Registration Statement;
(ii)	Consult with the Adviser and furnish to the Advisor and the Board recommendations with respect to an overall investment strategy for the investments in the Allocated Portion for approval, modification, or rejection by the Board;
(iii)	Seek out and implement specific investment opportunities, consistent with any investment strategies with respect to the Allocated Portion approved by the Board and the Adviser;
(iv)	Take such steps as are necessary to implement any overall investment strategies approved by the Board and the Adviser for the Allocated Portion, including making and carrying out day-to-day investment decisions to acquire or dispose of permissible investments, managing investments of the Allocated Portion and providing or obtaining such services as may be necessary in managing, acquiring or disposing of such investments;
(v)	Regularly report to the Adviser and the Board with respect to the implementation of any approved overall investment strategy with respect to the Allocated Portion and any other activities in connection with management of the assets of the Fund included in the Allocated Portion;
(vi)	Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets the Allocated Portion may be invested from time to time;
(vii)	Maintain, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all records relating to the Fund’s investments selected for the Allocated Portion that are required to be maintained by the Trust in respect of the Fund pursuant to the 1940 Act;

(viii)	Furnish any personnel, office space, equipment and other facilities necessary for it to perform its obligations under this Agreement;
(ix)	Provide the appropriate service providers to the Fund with such financial or other data concerning the Fund’s investment activities related to the Allocated Portion as shall be necessary or required to prepare and to file all periodic financial reports or other documents provided to the Board or the Fund’s shareholders or required to be filed with the SEC and any other regulator; and
(x)	To the extent required by appropriate service providers to the Fund, assist in determining each business day the net asset value of the shares of the Fund to the extent related to the Allocated Portion.

(d) Trade Execution.  The Sub-Adviser shall take, on behalf of the Fund, all actions which it considers necessary to implement the investment strategies of the Fund with respect to the Allocated Portion, and in particular, to place all orders for the purchase or sale of securities or other investments for the account of the Fund with brokers and dealers selected by it, and to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of the Fund.

(i)	In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution in accordance with such Board Policies as may be adopted by the Board from time to time. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers that are affiliated with it or the Trust (or with the Adviser).
(ii)	Subject to the oversight of the Board and any applicable Board Policies that may be adopted by the Board from time to time, the Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by such brokers and dealers which the Investment Adviser believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the brokerage service arrangements made available by the broker or dealer. In connection with the foregoing, the Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the Sub-Adviser’s overall responsibilities with respect to the Trust, the Fund and to any other client accounts or portfolios which the Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
(iii)	When selecting brokers or dealers and placing purchase and sale orders for securities and other investments, when directed to do so by the Trust or the Adviser in connection with brokerage service arrangements approved by the Board, the Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust (including brokers or dealers who are affiliated persons of the Trust, the Adviser or the Sub-Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
(iv)	The Sub-Adviser is also authorized to aggregate purchase and sale orders for securities held (or to be held) in the Fund with similar orders being made on the same day for other client accounts or Funds managed by Sub-Adviser. When an order is so aggregated: (1) the actual prices applicable to the aggregated transaction will be averaged and the Fund and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (2) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Fund) participating in the transaction. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.
(v)	When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Fund), the Sub-Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Sub-Adviser considers equitable. Similarly, the Sub-Adviser may not recommend a specific security or other investment for all client accounts or portfolios (including the Fund) with the same or similar investment objective(s) or strategies or may not recommend a specific security or other investment for such client accounts at the same time or price.

(e) Proxy Voting.  The Sub-Adviser will have discretion to vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund held in the Allocated Portion may be invested from time to time. Such proxies will be voted in a manner that the Sub-Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Sub-Adviser’s proxy voting policy. The Sub-Adviser agrees to provide a copy of its proxy voting policy, and any amendments thereto, to the Trust prior to execution of this Agreement.

(f) Independent Contractor Status.  The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Adviser or the Company in any way or otherwise be deemed an agent of the Adviser or the Company.

2. Representations, Warranties and Covenants of the Sub-Adviser.

(a) Registered Investment Adviser.  The Sub-Adviser represents that it is duly registered with the SEC under the Advisers Act and shall remain so registered throughout the term of this Agreement. The Sub-Adviser also represents that it is has not been disqualified from acting as an investment adviser to a registered investment company pursuant to the provisions of Section 9 of the 1940 Act. The Sub-Adviser shall notify the Trust immediately if either of the foregoing representations shall cease to be true.

(b) Code of Ethics.  The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 45 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Sub-Adviser shall certify to the Trust that the Sub-Adviser has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Investment Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust or the Adviser, the Sub-Adviser shall permit representatives of the Trust or the Adviser to examine the reports (or summaries of the reports) required to be made to the Investment Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

3. Allocation of Charges and Expenses.

(a) Sub-Adviser Expenses.  The Sub-Adviser assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities for such personnel, and shall pay all compensation of officers and trustees of the Trust who are affiliated persons of the Sub-Adviser.

(b) Adviser and Fund Expenses.  Except as provided in this Section, the Sub-Adviser assumes no obligation with respect to, and shall not be responsible for, the expenses of the Adviser or the Fund in fulfilling the Sub-Adviser’s obligations hereunder, which expenses of the Adviser or the Fund shall be governed by the applicable provisions of the Advisory Agreement.

(c) Reimbursement of Expenses.  The Sub-Adviser may obtain reimbursement from the Trust, at such time or times as the Sub-Adviser may reasonably determine, for any of the expenses advanced by the Sub-Adviser that the Trust is obligated to pay, and such reimbursement shall not be considered to be part of the Sub-Adviser’s compensation pursuant to this Agreement.

(d) Records of Expenses.  The Sub-Adviser shall maintain and supply to the Trust and the Adviser, as they may reasonably request, reasonably detailed records of all such reimbursable Sub-Adviser expenses.

4. Compensation of the Sub-Adviser.

(a) Sub-Advisory Fee.  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser hereunder, the Adviser shall pay to the Sub-Adviser out of the fees received the Adviser from the Trust a fee calculated as a percentage of the average daily net assets of the Fund attributable to the Allocated Portion at an annual rate of 1.00%.

(b) Determination of Sub-Advisory Fee.  The Sub-Adviser’s fee shall be accrued daily at  1/365th of such annual rate. For the purpose of the fee accrual, the daily net asset value of the Fund shall be determined in accordance with the applicable provisions of the Declaration of Trust and the Registration Statement. On days on which the Fund’s net asset value is not determined, the net asset value computation to be used for accrual purposes shall be the net asset value determined as of the immediately preceding day on which the Fund’s net asset value was determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days after the date of termination.

5. Limitation of Liability of the Sub-Adviser.

The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the course of providing sub-advisory services to the Fund, except for (a) losses arising out of the willful misfeasance, bad faith or gross negligence by the Sub-Adviser in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (b) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation.

6. Activities of the Sub-Adviser.

(a) Non-Exclusivity.  The Sub-Adviser’s services under this Agreement are not exclusive. The Sub-Adviser may provide the same or similar services to other clients and is not required to give priority to the Fund over its other client accounts or portfolios.

(b) Interested Persons.  It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested persons of the Sub-Adviser, as trustees, officers, employees and shareholders or otherwise, and that trustees, officers, employees and shareholders of the Sub-Adviser are or may become similarly interested persons of the Trust, and that the Sub-Adviser may become interested in the Trust as a shareholder or otherwise.

7. Books and Records.

(a) Subject to review by the Adviser and the Trust, the Sub-Adviser shall maintain and keep all books, accounts and other records of the Sub-Adviser that relate to activities performed by the Sub-Adviser hereunder as required under the 1940 Act, the Advisers Act and other applicable law. The Sub-Adviser further agrees that the records that it maintains and keeps for the Adviser or the Trust shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered.

(b) The Sub-Adviser agrees that all books and records which it maintains for the Adviser and the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust, the Adviser or their respective authorized representatives shall have the right to copy any records in the possession of the Sub-Adviser that pertain to the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Fund free from any claim or assertion of rights by the Sub-Adviser.

(c) Notwithstanding the foregoing, The Sub-Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement.

8. Effectiveness, Duration and Termination of this Agreement.

(a) Effectiveness.  This Agreement shall become effective on the later to occur of (i) approval of this Agreement by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of the Fund, or (ii) the effective date of the Registration Statement. The Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually (i) by the Adviser (but only with the consent of the Board); and (ii) (x) by the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund, and (y) by a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the Trust, or by the Sub-Adviser, on 60 days written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

9. Miscellaneous

(a) Amendments to this Agreement.  The Agreement may not be assigned, and no provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective, unless agreed to in writing by the Adviser and the Sub-Adviser and approved by the Board, including a majority of the Trustees who are not interested persons of the Sub-Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required by the 1940 Act) by vote of the holders of a majority of the outstanding voting securities of the Fund.

(b) Limitation of Liability to Trust Property.  It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in this Agreement and the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in this Agreement and Declaration of the Trust.

(c) Confidentiality.  The Sub-Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Sub-Adviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Sub-Adviser agrees that, consistent with its Code of Ethics, neither the Sub-Adviser nor its officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

(d) Definitions of Certain Terms.  The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding votes” attributable to the shares of the Fund means the lesser of (1) 67% or more of the votes attributable to the Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (2) more than 50% of the votes attributable to shares of the Fund.

(e) Governing Law.  This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the Advisers Act and 1940 Act.

(f) Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(g) Third-Party Beneficiaries.  Except for the Trust, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein express or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

SEL ASSET MANAGEMENT, LLC

By:	Name: Title:

NATIONAL FUND ADVISORS, LLC

By:	Name: Title:

American Real Estate Income Fund

PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/arc**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Complete, sign and date your proxy card and return it promptly.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

AMERICAN REAL ESTATE INCOME FUND

This Proxy is solicited by the Board of Trustees of American Real Estate Income Fund

The undersigned shareholder of American Real Estate Income Fund, a Delaware statutory trust (the "Fund"), hereby appoints Nick Radesca and James Tanaka, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the first of two Special Meetings of Shareholders to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022, commencing at 1:00 p.m., Eastern Time (the "First Meeting"), and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such First Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the First Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders for the First Meeting and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the First Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast at the First Meeting as marked, or if not marked, to vote "FOR" the Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the First Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the First Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature Date

Co-Owner Signature, if jointly held Date

ARE15 - First - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the First Special Meeting of Shareholders to Be Held on October 30, 2015: The Proxy Statement for this meeting is available at *www.2voteproxy.com/arc*.

Please mark box(es) as shown in this example. [X]

The Board of Trustees recommends a vote "FOR" Proposal 1. If no direction is made with respect to this Proposal, this proxy will be voted "FOR" the Proposal.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY ADJOURNMENTS OF THE FIRST MEETING.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

ARE15 - First - V2

American Real Estate Income Fund

PO BOX 55909, BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Please go to the electronic voting site at **www.2voteproxy.com/arc**. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

Complete, sign and date your proxy card and return it promptly.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

AMERICAN REAL ESTATE INCOME FUND

This Proxy is solicited by the Board of Trustees of American Real Estate Income Fund

The undersigned shareholder of American Real Estate Income Fund, a Delaware statutory trust (the "Fund"), hereby appoints Nick Radesca and James Tanaka, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the second of two Special Meetings of Shareholders to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022, commencing at 1:30 p.m., Eastern Time (the "Second Meeting"), and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Second Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Second Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the Second Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast at the Second Meeting as marked, or if not marked, to vote "FOR" the Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the Second Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Second Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature   Date

Co-Owner Signature, if jointly held   Date

ARE15 - Second - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Second Special Meeting of Shareholders to Be Held on October 30, 2015: The Proxy Statement for this meeting is available at *www.2voteproxy.com/arc*.

Please mark box(es) as shown in this example. X

The Board of Trustees recommends a vote "FOR" Proposal 2. If no direction is made with respect to the Proposal, this proxy will be voted "FOR" Proposal 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY ADJOURNMENTS OF SECOND MEETING.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

ARE15 - Second - V2